Northwestern Mutual Series Fund, Inc.

Prospectus Supplement Dated March 27, 2020

The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2019, as supplemented June 28, 2019, September 6, 2019, September 30, 2019, October 17, 2019 and December 9, 2019 (the “Prospectus”). You should read this Supplement together with the Prospectus.

Investing Risk Update

Effective immediately, the information under the heading Investing Risk, in General, “Special Market Events” beginning on page 95 is replaced with the following:

“Special Market Events. The global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. The Fund cannot predict the effects of geopolitical or other events in the future on the U.S. and other economies, the securities markets, or the Portfolios. Geopolitical and other events, including war, terrorism, natural disasters, trade disputes, recessions, public health crises and related events may lead to instability and increased market volatility, which may disrupt U.S. and world economies and markets and may have significant negative effects on the Fund and its investments. Events such as epidemics and/or pandemics, and governments’ reactions to such events, could cause uncertainty in the markets and may be particularly disruptive to the global economy.

COVID-19 Coronavirus Pandemic. Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Outbreaks such as the recent novel coronavirus, COVID-19, or other similarly infectious diseases, may have material adverse impacts on the Fund. The coronavirus has resulted in, among other things, the closing of borders, the imposition of travel restrictions, enhanced health screenings, the need for accelerated acute healthcare service preparation and delivery, quarantines, event and service cancellations, business closures, disruptions to supply chains and customer activity, as well as general heightened uncertainty. The impact of this virus has negatively affected and may continue to affect the economies of many nations, the global securities and financial markets, and individual companies in ways that cannot be foreseen at the present time. The impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Additionally, the health crisis caused by the recent coronavirus outbreak may exacerbate other preexisting political, social and economic risks in certain countries. Certain sectors and industries  may be more significantly and negatively impacted by the disruption caused by the coronavirus and governmental responses thereto than others, including those sectors and industries which may be more vulnerable to the effects of governmental constraints imposed on travel and social interaction.  To the extent that certain Portfolios of the Fund may be invested in countries, sectors, industries or companies that are more materially impacted by the virus, such positions will increase the Portfolio’s exposure to risk of loss affecting those countries, sectors, industries and companies.

Governments and central banks have responded to the COVID-19 outbreak and the economic disruption it has caused with the enactment of legislation and implementation of policies and initiatives providing for various fiscal and monetary stimulus measures, including the facilitation of financial support for affected businesses and individuals.  The U.S. Federal Reserve Board (the “Fed”) has taken a series of actions in response to the COVID-19 outbreak, recently lowering the target range for the federal funds rate to 0 - 0.25%.  The Fed has ramped up its purchase of Treasury securities and agency mortgage-backed securities, expanded overnight and term repurchase operations and also announced a number of initiatives intended to support the flow of credit to households and businesses, including lowering the discount window primary credit rate, reducing reserve requirement ratios, and establishing several loan, credit and funding facilities intended to channel credit, ease liquidity pressure and support the functioning of a number of targeted business markets. Additionally, the Fed has coordinated with multiple foreign central banks to lower the pricing on U.S. dollar liquidity swap line arrangements.

The U.S. Congress has also moved to address the impact of the coronavirus, passing the Coronavirus Preparedness and Response Supplemental Appropriations Act of 2020, an emergency funding bill designed to support the treatment and prevent the spread of COVID-19, and the Families First Coronavirus Response Act, which gives targeted economic and tax relief to both individuals and businesses.  Congress most recently approved an additional significant stimulus package, which provides for a variety of economic relief measures, including direct payments to households, loans and other aid to support distressed industries and companies, and funds targeted for governmental agencies and programs facing increased demands due to the coronavirus.

Across the world, many governments have reacted to the coronavirus by enacting fiscal stimulus measures which incorporate a variety of strategies, including business subsidies and grants, direct payments to individuals, tax relief measures and incentives, and provision for the facilitation of loans and credit. Central banks have also initiated a number of monetary policy measures, including cutting interest rates and lowering bank capital and reserve requirements.

The projected duration of the COVID-19 outbreak and the ultimate scope of its effects on the global economy and securities markets are uncertain.  The duration and effectiveness of responsive measures implemented by governments and central banks cannot be predicted. The commencement, continuation, or cessation of government and central bank policies and economic stimulus programs, including changes in monetary policy involving interest rate adjustments, may contribute to the development of or result in an increase in market volatility, illiquidity  and other adverse effects that could negatively impact the Fund’s performance.”

Amendment to Investment Sub-Advisory Agreement with Certain Sub-Adviser

Effective February 27, 2020, the Board of Directors of the Fund approved an amendment to the investment sub-advisory agreement between Mason Street Advisors, LLC (“Mason Street Advisors”) and Templeton Investment Counsel, LLC (“Templeton”) with respect to the International Equity Portfolio (the “Amendment”). In approving the Amendment, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and Mason Street Advisors to amend investment sub-advisory agreements without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment.

The Amendment modified the fee schedule applicable to the International Equity Portfolio managed by Templeton.

Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Supplement Dated March 27, 2020 to the

Statement of Additional Information Dated May 1, 2019

This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2019, as supplemented June 28, 2019, September 18, 2019, October 1, 2019 and December 9, 2019. You should read this Supplement together with the SAI.

Fee Update – International Equity Portfolio

The SAI is amended by replacing the eighth sentence of the paragraph relating to Templeton Investment Counsel, LLC (“Templeton Counsel”), that appears on page B-72 under the sub-section of the SAI section titled “The Sub-Advisers,” under “INVESTMENT ADVISORY AND OTHER SERVICES” with the following:

“Effective March 1, 2020, for its services pursuant to the sub-advisory agreement, Templeton Counsel is paid, by Mason Street Advisors, compensation at the annual rate of 0.42% on the first $100 million of the average net assets of the International Equity Portfolio, reduced to 0.35% on the next $50 million, 0.27% on the next $350 million, 0.23% on the next $500 million, 0.20% on the next $500 million and 0.15% in excess of $1.5 billion.”

Please retain this Supplement for future reference.